                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                _______________


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   DECEMBER 21, 1998
                                                   -----------------------------


                                  P-COM, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



         DELAWARE                  0-25356                       77-0289371
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(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)


3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA                    95008
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(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code    (408) 866-3666
                                                  ------------------------------


                                     NONE
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        (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events.
         ------------

Private Placement
-----------------

          On December 22, 1998, P-Com, Inc. (the "Company") entered into an agreement to sell a $15 million equity investment to three investors, Castle Creek Partners, LLC, Marshall Capital Management and Heights Capital
Management. A copy of the press release dated December 22, 1998 relating thereto is attached to this Current Report as Exhibit 99.1 and is incorporated herein.

Item 7.  Exhibits.
         --------

         Exhibit No.     Description
         ----------      -----------

            99.1         Press Release dated December 22, 1998
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        P-COM, INC.



DATE:  December 22, 1998                By: /s/ Michael J. Sophie
                                           ---------------------------------
                                        Name:  Michael J. Sophie
                                        Title:  Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX

         EXHIBIT
         NUMBER          DOCUMENT DESCRIPTION
         ------          --------------------

          99.1           Press Release dated December 22, 1998

                                       4